SECOND AMENDMENT TO LEASE This Second Amendment to Lease ("Amendment") is entered into, and dated for reference purposes, as of f\'ll-cc..\,,.. It , 2019 (the "Execution Date") by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), GUARDANT HEALTH, INC., a Delaware corporation ("Tenant"), with reference to the following facts ("Recitals"): A. Landlord and Tenant are the parties to that certain lease which is comprised of the following: that certain Lease, dated November _ [sic], 2014, entered into by and between Tenant, as tenant and Landlord, as landlord ("Original Lease"); as amended by that certain First Amendment to Lease dated October 17, 2017 ("First Amendment") (collectively, the "Existing Lease"), for certain "Existing Premises" described therein consisting of the following: (a) approximately 48,787 rentable square feet in Building Number 12 (located at 505 Penobscot Drive, Redwood City, California) ("Original Premises"), (b) approximately 24,448 rentable square feet in Building Number 27 (located at 220 Saginaw Drive, Redwood City, California) ("Expansion Space A"), (c) approximately 26,067 rentable square feet in Building Number 1 (located at 123 Saginaw Drive, Redwood City, California) ("Expansion Space B"), (d) approximately 7,767 rentable square feet in Building Number 12 (located at 545 Penobscot Drive, Redwood City, California) ("Expansion Space C"), and (e) approximately 7,254 rentable square feet in Building Number 12 (located at 545 Penobscot Drive, Redwood City, California) ("Expansion Space D"), all as more particularly described in the Existing Lease. B. Landlord and Tenant desire to provide for (i) the lease to Tenant of Expansion Space 2A and Expansion Space 2B (each as defined below) for the terms specified herein; and (ii) other amendments of the Existing Lease as more particularly set forth below. NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. SCOPE OF AMENDMENT: DEFINED TERMS. Except as expressly provided in this Amendment, the Existing Lease shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Existing Lease as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. All capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Existing Lease unless the context clearly requires otherwise; provided, however, that the term "Lease" as used herein and, from and after the Execution Date, in the Existing Lease shall refer to the Existing Lease as modified by this Amendment. SECTION 2. LEASE OF EXPANSION SPACE 2A. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space 2A (defined below) upon and subject to all of the terms, covenants and conditions of the Existing Lease except as expressly provided herein. "Expansion Space 2A" is the part of Building Number 1 located at 101 Saginaw Drive, Redwood City, as shown on Exhibit A-1 to this Amendment. Landlord and Tenant hereby agree that Expansion Space 2A is conclusively presumed to be 29,920 rentable square feet. (b) Construction: Commencement Date: Term: Rent: Other Provisions. Notwithstanding any provision of the Existing Lease to the contrary, the following provisions shall govern Expansion Space 2A. (1) Condition: Construction. Except as set forth below and in Section 4 of this Amendment: (i) Landlord shall deliver Expansion Space 2A to Tenant in its AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding Expansion Space 2A; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or {2041 -01611 /00872018;6}

installation. Notwithstanding the foregoing, Tenant shall notify Landlord in writing within forty-five (45) days after Tenant takes possession of Expansion Space 2A of any defects in the base Building electrical, heating, ventilation and air conditioning and plumbing systems located in or exclusively serving Expansion Space 2A, or in the roof (including roof and roof membrane), foundation (excluding slab) and structural components of Building Number 1 (inclusive of current base building seismic retrofitting standards) ("Expansion Space 2A Defects"). In addition, Landlord shall be responsible for ADA Title Ill compliance in the Common Areas as provided in Section 7.01 (b) of the Original Lease ("Landlord's ADA Compliance"). Except for the Expansion Space 2A Defects stated in such notice and Landlord's ADA Compliance, Tenant shall be conclusively · deemed to have accepted Expansion Space 2A "AS IS" in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of Expansion Space 2A. Landlord shall proceed diligently to correct the Expansion Space 2A Defects stated in such notice unless Landlord disputes the existence of any such Expansion Space 2A Defects. In the event of any dispute as to the existence of any such defects, the reasonable decision of Landlord shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve Expansion Space 2A or the real property and no representation regarding the condition of Expansion Space 2A or the real property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Amendment. (2) Commencement Date: Term. The Expansion Space 2A Commencement Date (the "ES2ACD") shall mean the date which is one hundred twenty (120) days after the later of (a) the date on which Landlord delivers possession of Expansion Space 2A to Tenant for occupancy, and (b) February 1, 2020 (or such earlier date that Tenant agrees to accept delivery of Expansion Space 2A) and, upon the ES2ACD, Expansion Space 2A becomes a part of the Premises, and Tenant's obligation to pay rent commences with respect to Expansion Space 2A. The parties estimate that Landlord will deliver possession of Expansion Space 2A to Tenant on February 1, 2020 (the "Projected ES2A Delivery Date"). The Term of this lease of Expansion Space 2A (the "ES2A Term") shall continue until the date that is ninety (90) full calendar months after the ES2ACD (the "ES2A Termination Date") (which is estimated to be November 30, 2027). Within thirty (30) days after request by Landlord, Tenant and Landlord shall enter into an agreement confirming the ES2ACD and the Monthly Base Rent substantially in the form of Exhibit B attached hereto. If Tenant fails to enter into such agreement within ten (10) days following Landlord's delivery of written notice of such failure to Tenant, then the ES2ACD shall be the date designated by Landlord in such agreement. (3) Expansion Space 2A Tenant Alterations & Allowance. All design and construction of any alterations, additions, improvements, installations or refurbishment of permanent improvements to Expansion Space 2A ("Expansion Space 2A Tenant Alterations") shall be performed by Tenant pursuant to the provisions of Article Nine of the Existing Lease. Notwithstanding any provisions of the Existing Lease to the contrary, Landlord shall provide an allowance equal to Eight Hundred Ninety-Seven Thousand Six Hundred and 00/100 Dollars ($897,600.00) (the "Expansion Space 2A Allowance"), which may be applied to the costs of "Permanent Improvement Costs" in Expansion Space 2A. The term "Permanent Improvement Costs" shall mean the actual and reasonable costs of construction of Tenant Alterations which constitutes permanent improvements, actual and reasonable costs of engineering, design and permitting thereof, and Landlord's construction administration fee not to exceed one percent (1%) of the Expansion Space 2A Allowance (it is agreed that such 1 % construction administration fee shall be in lieu of, and not in addition to, the 3% construction administration fee provided in Article Nine of the Existing Lease, and such reduced 1% fee shall apply only to the Expansion Space 2A Tenant Alterations and not to any subsequent Tenant Alterations). The Expansion Space 2A Allowance shall be payable as provided below. In no event shall the Expansion Space 2A Allowance be used to reimburse any costs of designing, procuring or installing in Expansion Space 2A any trade fixtures, movable equipment, furniture, furnishings, telephone equipment, cabling for any of the foregoing, or other personal property (collectively "Personal Property" for purposes of this Amendment), and the cost of such Personal Property shall be paid by Tenant. Notwithstanding the foregoing, Landlord agrees that lab specific improvements, including, without limitation, fixed benches and hoods, shall not be considered to be the Personal Property of Tenant, and Landlord agrees that the costs of the same shall be included within the definition of the Permanent Improvement Costs. The Expansion Space 2A Allowance shall be paid to Tenant within thirty (30) days after the final completion of the Expansion Space 2A Tenant Alterations, and Landlord's receipt of (i) a certificate of occupancy (if applicable), (ii) final as-built plans and specifications, (iii) full, final, unconditional lien releases, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Expansion Space {2041-01611 /00872018;6}

2A Tenant Alterations, respectively, but in no event shall Landlord be obligated to make such payment until after the ES2ACD. Tenant must prior to the date which is twelve (12) months after the ES2ACD, submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Expansion Space 2A Allowance, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Expansion Space 2A Tenant Alterations are less than the amount of the Expansion Space 2A Allowance, any balance remaining thereafter shall be retained by Landlord as its sole property and Landlord shall have no obligation or liability to Tenant with respect to such excess. Landlord agrees that, so long as the Expansion Space 2A Tenant Alterations are in substantial accordance with the improvements plans provided to and approved by Landlord and with the requirements of Section 2(b)(5) below, Tenant shall have no obligation to restore any portion of the Expansion Space 2A Tenant Alterations at or prior to the ES2A Termination Date; provided, however, regardless of the foregoing, in any event, Tenant shall remove any Expansion Space 2A Tenant Alterations containing Hazardous Material and all Tenant's trade fixtures, and, subject to Section 6.03 of the Original Lease, cabling and wiring installed for Tenant's personal property or trade fixtures. (4) Delayed or Early Delivery of Possession. If Landlord shall be unable to give possession of Expansion Space 2A on the Projected ES2A Delivery Date by reason of the following: (i) the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date, and no such failure to give possession on the Projected ES2A Delivery Date shall affect the validity of this Amendment, the Existing Lease or the obligations of the Tenant under either. Notwithstanding any of the foregoing provisions of this Section to the contrary, if Landlord has not tendered possession of Expansion Space 2A on or before the Space 2A Sunset Date (defined below), then, as Tenant's sole and exclusive remedy, Tenant shall have the option to terminate the Lease solely with respect to Expansion Space 2A exercisable by giving written notice to Landlord within three (3) business days after the Space 2A Sunset Date. If Tenant does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Space 2A Sunset Date, then Tenant shall again have such option to terminate the Lease solely with respect to Expansion Space 2A in the manner described above and such date shall constitute the new Space 2A Sunset Date; it being the intention of the parties that Tenant shall have a recurring termination option after each such thirty (30) day period following the initial Space 2A Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period for up to ninety (90) days following the original Space 2A Sunset Date. In the event Landlord has not tendered possession of Expansion Space 2A by the Outside Space 2A Sunset Date (as defined below) and Tenant has not sooner terminated this Lease in the manner described above, then, as such party's sole and exclusive remedy, either party shall have the option to terminate the Lease solely with respect to Expansion Space 2A exercisable by giving written notice to the other party within three (3) business days after the Outside Space 2A Sunset Date. If a party does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Outside Space 2A Sunset Date, then either party shall again have such option to terminate the Lease solely with respect to Expansion Space 2A in the manner described above and such date shall constitute the new Outside Space 2A Sunset Date; it being the intention of the parties that both parties shall have a recurring termination option after each such thirty (30) day period following the initial Outside Space 2A Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period. As used in this Lease, "Space 2A Sunset Date" means the initial Space 2A Sunset Date of December 1, 2020, and any succeeding new Space 2A Sunset Dates (at thirty (30) day intervals after the initial Space 2A Sunset Date) for the first sixty (60) days following the initial Space 2A Sunset Date, and "Outside Space 2A Sunset Date" means the initial Outside Space 2A Sunset Date of March 1, 2021, and any succeeding new Outside Space 2A Sunset Dates (at thirty (30) day intervals after the initial Outside Space 2A Sunset Date). Each such Space 2A Sunset Date and Outside Space 2A Sunset Date, as applicable, shall be extended by the number of days of delay due to Force Majeure plus the number of days of Tenant Delay, if any. On or before the Space 2A Sunset Date or Outside Space 2A Sunset Date, as applicable, if such date includes any period of Force Majeure or Tenant Delay, Landlord shall give Tenant written notice of the resulting calendar date which is the Space 2A Sunset Date or Outside Space 2A Sunset Date, as applicable. {2041-01611/00872018;6}

(5) Future Divisibility. Notwithstanding anything contained in this Amendment or the Existing Lease to the contrary: (i) Tenant's plans for the Expansion Space 2A Tenant Alterations shall include a divisibility plan that contemplates and accommodates the division of Expansion Space 2A from the adjacent space(s) to its size and configuration as existing on the date of this Amendment upon termination of Tenant's occupancy of Expansion Space 2A and/or such adjacent space(s), such plan being subject to Landlord's reasonable approval prior to commencement of the Expansion Space 2A Tenant Alterations; and (ii) any Expansion Space 2A Tenant Alterations shall maintain, or include replacement of (pursuant to plans approved by Landlord prior to commencement of the Expansion Space 2A Tenant Alterations), the existing restroom core and kitchen in a location and configuration reasonably similar in scope and function as currently constructed on the date of this Amendment in order to preserve the usability of Expansion Space 2A as separate leased premises following termination of Tenant's occupancy of Expansion Space 2A and/or the adjacent space(s). (c) Monthly Rent for Expansion Space 2A. Notwithstanding any provision of the Existing Lease to the contrary, in addition to rent payable for the Existing Premises, the amount of monthly Base Rent due and payable by Tenant for Expansion Space 2A, accruing on and after the ES2ACD and monthly thereafter for the ES2A Term shall be as follows: Period from /to Month 1 to Month 12 Mont 13 to Month 24 Month 25 to Month 36 Month 37 to Month 48 Month 49 to Month 60 Month 61 to Month 72 Month 73 to Month 84 Month 85 to Month 90 Monthly Base Rent $137,632.00 $141,760.96 $146,013.79 $150,394.20 $154,906.03 $159,553.21 $164,339.81 $169,270.00 Tenant shall pay Landlord the initial installment of such monthly Base Rent prior to Tenant taking possession of Expansion Space 2A. (d) Tenant's Pro Rata Share. Notwithstanding any provision of the Existing Lease to the contrary, with respect to Expansion Space 2A, Tenant's Building Share is conclusively agreed to be a total of 48.78%, Tenant's Phase Share is conclusively agreed to be a total of 9.91 % and Tenant's Project Share is conclusively agreed to be a total of 5.57%. (e) Parking. Notwithstanding any provision of the Existing Lease to the contrary, on and after the ES2ACD, with respect to Expansion Space 2A, Tenant shall have the right to use, at no additional charge, an additional ninety-eight {98) unreserved, surface parking spaces. SECTION 3. LEASE OF EXPANSION SPACE 2B. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space 2B (defined below) upon and subject to all of the terms, covenants and conditions of the Existing Lease except as expressly provided herein. "Expansion Space 2B" is the part of Building Number 12 located at 595 Penobscot Drive, Redwood City, as shown on Exhibit A-2 to this Amendment. Landlord and Tenant hereby agree that Expansion Space 2B is conclusively presumed to be 18,512 rentable square feet. (b) Construction: Commencement Date: Term: Rent: other Provisions. Notwithstanding any provision of the Existing Lease to the contrary, the following provisions shall govern Expansion Space 2B. (1) Condition: Construction. Except as set forth below and in Section 4 of this Amendment: (i) Landlord shall deliver Expansion Space 2B to Tenant in its AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding Expansion Space 2B; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or {2041 -01611/00872018;6}

installation. Notwithstanding the foregoing, Tenant shall notify Landlord in writing within forty-five (45) days after Tenant takes possession of Expansion Space 2B of any defects in the base Building electrical, heating, ventilation and air conditioning and plumbing systems located in or exclusively serving Expansion Space 2B, or in the roof (including roof and roof membrane), foundation (excluding slab) and structural components of Building Number 12(inclusive of current base building seismic retrofitting standards) ("Expansion Space 28 Defects") .. Except for the Expansion Space 2B Defects stated in such notice and Landlord's ADA Compliance, Tenant shall be conclusively deemed to have accepted Expansion Space 2B "AS IS" in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of Expansion Space 2B. Landlord shall proceed diligently to correct the Expansion Space 2B Defects stated in such notice unless Landlord disputes the existence of any such Expansion Space 2B Defects. In the event of any dispute as to the existence of any such defects, the reasonable decision of Landlord shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve Expansion Space 2B or the real property and no representation regarding the condition of Expansion Space 2B or the real property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Amendment. (2) Commencement Date: Term. The Expansion Space 2B Commencement Date (the "ES28CD") shall mean the date which is one hundred twenty (120) days after the later of (a) the date on which Landlord delivers possession of Expansion Space 2B to Tenant for occupancy, and (b) March 1, 2019 (or such earlier date that Tenant agrees to accept delivery of Expansion Space 2B) and, upon the ES2BCD, Expansion Space 2B becomes a part of the Premises, and Tenant's obligation to pay rent commences with respect to Expansion Space 2B. The parties estimate that Landlord will deliver possession of Expansion Space 2B to Tenant on March 1, 2019 (the "Projected ES28 Delivery Date"). The Term of this lease of Expansion Space 2B (the "ES28 Term") shall continue until the date that is eighty-two (82) full calendar months after the ES2BCD (the "ES28 Termination Date") (which is estimated to be April 30, 2026). Within thirty (30) days after request by Landlord, Tenant and Landlord shall enter into an agreement confirming the ES2BCD and the Monthly Base Rent substantially in the form of Exhibit B attached hereto. If Tenant fails to enter into such agreement within ten (10) days following Landlord's delivery of written notice of such failure to Tenant, then the ES2BCD shall be the date designated by Landlord in such agreement. (3) Expansion Space 2B Tenant Alterations & Allowance. All design and construction of any alterations, additions, improvements, installations or refurbishment of permanent improvements to Expansion Space 2B ("Expansion Space 28 Tenant Alterations") shall be performed by Tenant pursuant to the provisions of Article Nine of the Existing Lease. Notwithstanding any provisions of the Existing Lease to the contrary, Landlord shall provide an allowance equal to Eight Hundred Thirty-Three Thousand Forty and 00/100 Dollars ($833,040.00) (the "Expansion Space 28 Allowance"), which may be applied to the costs of Permanent Improvement Costs in Expansion Space 2B, including Landlord's construction administration fee not to exceed one percent (1%) of the Expansion Space 2B Allowance (it is agreed that such 1 % construction administration fee shall be in lieu of, and not in addition to, the 3% construction administration fee provided in Article Nine of the Existing Lease, and such reduced 1 % fee shall apply only to the Expansion Space 2A Tenant Alterations and not to any subsequent Tenant Alterations). The Expansion Space 2B Allowance shall be payable as provided below. In no event shall the Expansion Space 2B Allowance be used to reimburse any costs of designing, procuring or installing in Expansion Space 2B any Personal Property, and the cost of such Personal Property shall be paid by Ten ant. The Expansion Space 2B Allowance shall be paid to Tenant within thirty (30) days after the final completion of the Expansion Space 2B Tenant Alterations, and Landlord's receipt of (i) a certificate of occupancy (if applicable), (ii) final as-built plans and specifications, (iii) full, final, unconditional lien releases, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Expansion Space 2B Tenant Alterations, respectively, but in no event shall Landlord be obligated to make such payment until after the ES2BCD. Tenant must prior to the date which is twelve (12) months after the ES2BCD, submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Expansion Space 2B Allowance, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Expansion Space 2B Tenant Alterations are less than the amount of the Expansion Space 2B Allowance, any balance remaining thereafter shall be retained by Landlord as its sole property and Landlord shall have no obligation or liability to Tenant with respect to such excess. Landlord agrees that, so long as the Expansion Space 2B Tenant {2041-01611/00872018;6}

Alterations are in substantial accordance with the improvements plans provided to and approved by Landlord and with the requirements of Section 3(b)(5) below, Tenant shall have no obligation to restore any portion of the Expansion Space 2B Tenant Alterations at or prior to the ES2B Termination Date; provided, however, regardless of the foregoing, in any event, Tenant shall remove any Expansion Space 2B Tenant Alterations containing Hazardous Material and all Tenant's trade fixtures, and, subject to Section 6.03 of the Original Lease, cabling and wiring installed for Tenant's personal property or trade fixtures. (4) Delayed or Early Delivery of Possession. If Landlord shall be unable to give possession of Expansion Space 2B on the Projected ES2B Delivery Date by reason of the following: (i) the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date, and no such failure to give possession on the Projected ES2B Delivery Date shall affect the validity of this Amendment, the Existing Lease or the obligations of the Tenant under either. Notwithstanding any of the foregoing provisions of this Section to the contrary, if Landlord has not tendered possession of Expansion Space 2B on or before the Space 2B Sunset Date (defined below), then, as Tenant's sole and exclusive remedy, Tenant shall have the option to terminate the Lease solely with respect to Expansion Space 2B exercisable by giving written notice to Landlord within three (3) business days after the Space 2B Sunset Date. If Tenant does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Space 2B Sunset Date, then Tenant shall again have such option to terminate the Lease solely with respect to Expansion Space 2B in the manner described above and such date shall constitute the new Space 2B Sunset Date; it being the intention of the parties that Tenant shall have a recurring termination option after each such thirty (30) day period following the initial Space 2B Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period for up to ninety (90) days following the original Space 2B Sunset Date. In the event Landlord has not tendered possession of Expansion Space 2B by the Outside Space 2B Sunset Date (as defined below) and Tenant has not sooner terminated this Lease in the manner described above, then, as such party's sole and exclusive remedy, either party shall have the option to terminate the Lease solely with respect to Expansion Space 2B exercisable by giving written notice to the other party within three (3) business days after the Outside Space 2B Sunset Date. If a party does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Outside Space 2B Sunset Date, then either party shall again have such option to terminate the Lease solely with respect to Expansion Space 2B in the manner described above and such date shall constitute the new Outside Space 2B Sunset Date; it being the intention of the parties that both parties shall have a recurring termination option after each such thirty (30) day period following the initial Outside Space 2B Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period. As used in this Lease, "Space 28 Sunset Date" means the initial Space 2B Sunset Date of January 1, 2020, and any succeeding new Space 2B Sunset Dates (at thirty (30) day intervals after the initial Space 2B Sunset Date) for the first sixty (60) days following the initial Space 2B Sunset Date, and "Outside Space 28 Sunset Date" means the initial Outside Space 2B Sunset Date of April 1, 2020, and any succeeding new Outside Space 2B Sunset Dates (at thirty (30) day intervals after the initial Outside Space 2B Sunset Date). Each such Space 2B Sunset Date and Outside Space 2B Sunset Date, as applicable, shall be extended by the number of days of delay due to Force Majeure plus the number of days of Tenant Delay, if any. On or before the Space 2B Sunset Date or Outside Space 2B Sunset Date, as applicable, if such date includes any period of Force Majeure or Tenant Delay, Landlord shall give Tenant written notice of the resulting calendar date which is the Space 2B Sunset Date or Outside Space 2B Sunset Date, as applicable. (5) Future Divisibility. Notwithstanding anything contained in this Amendment or the Existing Lease to the contrary: (i) Tenant's plans for the Expansion Space 2B Tenant Alterations shall include a divisibility plan that contemplates and accommodates the division of Expansion Space 2B from the adjacent space(s) to its size and configuration as existing on the date of this Amendment upon termination of Tenant's occupancy of Expansion Space 2B and/or such adjacent space(s), such plan being subject to Landlord's approval prior to commencement of the Expansion Space 2B Tenant Alterations; and (ii) any Expansion Space 2B Tenant Alterations shall maintain, or include replacement of (pursuant to plans approved by Landlord prior to commencement of the Expansion Space 2B Tenant Alterations), the existing restroom core and kitchen in their location and configuration as they exist on the date of this Amendment in {2041-01 611 /00872018;6}

order to preserve the usability of Expansion Space 2B as separate leased premises following termination of Tenant's occupancy of Expansion Space 2B and/or the adjacent space(s). (c) Monthly Rent for Expansion Space 2B. Notwithstanding any provision of the Existing Lease to the contrary, in addition to rent payable for the Existing Premises, the amount of monthly Base Rent due and payable by Tenant for Expansion Space 2B, accruing on and after the ES2BCD and monthly thereafter for the ES2B Term shall be as follows: Period from /to Month 1 to Month 12 Mont 13 to Month 24 Month 25 to Month 36 Month 37 to Month 48 Month 49 to Month 60 Month 61 to Month 72 Month 73 to Month 82 Monthly Base Rent $85,155.20 $87,709.86 $90,341.15 $93,051.39 $95,842.93 $98,718.22 $101,679.76 Tenant shall pay Landlord the initial installment of such monthly Base Rent prior to Tenant taking possession of Expansion Space 2B. (d) Tenant's Pro Rata Share. Notwithstanding any provision of the Existing Lease to the contrary, with respect to Expansion Space 2B, Tenant's Building Share is conclusively agreed to be a total of 22.49%, Tenant's Phase Share is conclusively agreed to be a total of 7.86% and Tenant's Project Share is conclusively agreed to be a total of 3.44%. (e) Parking. Notwithstanding any provision of the Existing Lease to the contrary, on and after the ES2BCD, with respect to Expansion Space 2B, Tenant shall have the right to use, at no additional charge, an additional sixty-one (61) unreserved, surface parking spaces. SECTION 4. INCREASE IN THE SECURITY. Notwithstanding any provision of the Existing Lease to the contrary, concurrently with Tenant's execution and delivery of this Amendment to Landlord, Tenant shall pay Landlord an amount sufficient to increase the Security, or provide Landlord with an updated Letter of Credit in Section 1.01 (14) of the Existing Lease, from the amount of $2,759,511.45 (following delivery of all amounts required under Section 9 if the First Amendment) to the amount of $3,572,360.73, in accordance with the following schedule: (a) Prior to Tenant taking possession of the Expansion Space 2B, Tenant shall increase the Security by the amount of $305,039.28, such that the total Security held by Landlord following such increase shall be $3,064,550.73; and (b) Prior to Tenant taking possession of the Expansion Space 2A, Tenant shall increase the Security by an additional amount of $507,810.00, such that the total Security held by Landlord following such increase shall be $3,572,360.73. SECTION 5. TENANT SIGNAGE & EXTERIOR SIGNAGE. (a) Signage Generally. Except as expressly provided herein, Tenant shall not install any signage within the Project, the Building or the Premises (if visible from the exterior of the Premises) without obtaining the prior written approval of Landlord (which approval shall not be unreasonably withheld), and Tenant shall be responsible for procurement, installation, maintenance and removal of any such signage installed by Tenant, and all necessary repairs and restoration to the Premises and the Building, and all costs in connection therewith . Any such signage shall comply with Landlord's current Building signage standards, any applicable recorded covenants, conditions and restrictions, and all Laws, and shall be consistent with class A standards. Notwithstanding the foregoing, Landlord agrees that Tenant shall have the right to install its name or logo on the exterior glass of each entrance to the Premises. {2041-01611/00872018;6}

(b) Exterior Sign Right. (1) Grant of Right. Only for so long as: (i) Tenant leases, is continuously conducting regular, active, ongoing business in, and is in occupancy (and occupancy by a subtenant, licensee or other party permitted or suffered by Tenant shall not satisfy such condition) of either the Existing Premises or 50,000 square feet of Rentable Area at the Project; and (ii) Tenant is not a bank, investment bank, stock broker, insurance company or other financial institution, and Tenant's business does not in material part include any of the foregoing businesses (collectively, the "Exterior Sign Conditions"), Tenant shall have the right to place a single panel with its company name and logo on the monument sign for Building Number 12 located on Penobscot Drive and on the monument sign for Building Number 1 located on Saginaw Drive (the "Exterior Building Signs") subject to the terms, covenants and conditions set forth in this Subsection (b) ("Exterior Sign Right"). Nothing contained herein shall prohibit or limit Landlord in granting any other exterior signage rights to others. (2) General Conditions & Requirements. The Exterior Sign Right is subject to the following conditions and requirements: (i) the Exterior Building Signs shall not cover or obstruct any window area, (ii) Tenant shall obtain all necessary approvals for the Exterior Building Signs under, and shall comply with, all applicable laws, rules and regulations of applicable governmental authorities (including, without limitation, any applicable airport or Federal Aviation Administration authorities) and all recorded covenants, conditions and/or restrictions which apply to the Building; (iii) the size, type, style, materials and colors of the sign, method of installation and specific location of the sign, and the contractor for and all work in connection with the sign, contemplated by this Exterior Sign Right shall be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld); (iv) the name on the Exterior Building Signs shall be subject to the prior written approval of Landlord in its reasonable discretion; (v) the Exterior Building Signs shall be consistent with the design of the Building; (vi) the Exterior Building Signs shall be procured, installed, operated, maintained and repaired in safe and good condition, and in class A appearance, by Tenant, at its sole cost and expense, and Tenant shall maintain the areas on which the sign is mounted watertight and shall not adversely affect the good appearance of the areas on which the sign is mounted; (vii) to the extent permitted by law, Tenant assumes all risk of defacement, damage, theft, loss and destruction of Tenant's Exterior Building Signs due to any cause, including but not limited to, casualty, vandalism or any act or neglect of any other tenant, guest or occupant of the Project or any member of the public, and Landlord shall not be liable for any of the foregoing or obligated to carry insurance covering any of the foregoing; and (viii) prior to commencement of any work, Tenant shall deliver to Landlord certificates of insurance evidencing that Tenant's contractors, agents, workmen, engineers or other persons installing the Building Sign have in effect valid workers' compensation, public liability and builder's risk insurance in amounts and with such companies and in such forms as Landlord considers necessary or appropriate for its protection. Tenant agrees that Landlord shall have the right to temporarily remove and replace the Exterior Building Signs in connection with and during the course of any repairs, changes, alterations, modifications, renovations or additions to the monument sign. (3) Expiration or Termination; Removal & Restoration. If Tenant fails to meet and comply with the Exterior Sign Conditions set forth above, or if there exists a Default by Tenant with respect to any of the general conditions and requirements of Subsection (2) above or any other provisions of the Lease, then in any such event, the Exterior Sign Right shall terminate. Upon the expiration or termination of the Exterior Sign Right, but in no event later than the expiration of the Term or earlier termination of the Lease, Tenant shall, at its sole cost and expense, remove such sign and shall repair and restore the area in which the sign was located to its condition prior to installation of such sign. Tenant shall complete all removal, repair and restoration with respect to the Exterior Building Signs no later than thirty (30) days after such expiration or termination, and in the event that Tenant's Exterior Sign Right shall terminate as provided in the first sentence of this Subsection (3) and Landlord shall require Tenant to remove such sign, Tenant shall, within thirty (30) days after written notice from Landlord, and at Tenant's sole cost and expense, remove such sign and shall repair and restore the area in which the sign was located to its condition prior to installation of such sign. In the event that Tenant fails timely to remove and restore as {2041-0161 1 /00872018;6}

provided above, Landlord may, but shall not be obligated to, remove the Exterior Building Signs and restore the affected area at Tenant's sole cost and expense. (4) Advance Notice; No Liens. Tenant shall keep the Building and Project free of all liens with respect to all work and materials performed and provided in connection with such sign, and Tenant shall give Landlord at least ten (10) days prior written notice of the intended commencement of work in connection with the Exterior Building Signs. (5) Right Personal. The Exterior Sign Right is personal to Guardant Health, Inc., a Delaware corporation, and may not be used by, and shall not be transferable or assignable (voluntarily or involuntarily) to any person or entity other than a Permitted Transferee which is an assignee of the Lease and which has satisfied the requirements of Sections 10.01 and 10.05 of the Existing Lease. SECTION 6. OPTIONS TO EXTEND. Landlord agrees that the Extension of the Term as set forth in Section 3 of Rider 2 of the Existing Lease, as amended by Section 11 of the First Amendment, shall remain in full force and effect, with the exception that Landlord and Tenant agree that such Section 3 of Rider 2 is hereby further modified by the following provisions: (a) The Option To Extend shall be applicable to each of Expansion Space 2A and Expansion Space 2B, separate and apart from one another, provided, that the exercise of any option must be with respect to the entirety of each such space. (b) In the event Tenant desires to exercise its Option To Extend as to Expansion Space 2A, Tenant's election to exercise the Option To Extend as to Expansion Space 2A must be given to Landlord in writing no earlier than the date which is twelve (12) months prior to the ES2A Termination Date and no later the date which is nine (9) months prior to the ES2A Termination Date. (c) In the event Tenant desires to exercise its Option To Extend as to Expansion Space 2B, Tenant's election to exercise the Option To Extend as to Expansion Space 2B must be given to Landlord in writing no earlier than the date which is twelve (12) months prior to the ES2B Termination Date and no later the date which is nine (9) months prior to the ES2B Termination Date. SECTION 7. TIME OF ESSENCE. Without limiting the generality of any other provision of the Existing Lease, time is of the essence to each and every term and condition of this Amendment. SECTION 8. BROKERS. Notwithstanding any other provision of the Existing Lease to the contrary, Tenant represents that in connection with this Amendment it is represented by Savills Studley ("Tenant's Broker") and, except for Tenant's Broker and Landlord's Broker identified below, Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant hereby indemnifies and agrees to protect, defend and hold Landlord and Newmark Cornish & Carey ("Landlord's Broker") harmless from and against all claims, losses, damages, liability, costs and expenses (including, without limitation, attorneys' fees and expenses) by virtue of any broker, agent or other person claiming a commission or other form of compensation by virtue of alleged representation of, or dealings or discussions with, Tenant with respect to the subject matter of this Amendment, except for Landlord's Broker and Tenant's Broker. Tenant is not obligated to pay or fund any amount to Landlord's Broker or Tenant's Broker, and Landlord hereby agrees to pay a commission to Landlord's Broker in connection with the subject matter of this Amendment pursuant to Landlord's separate written agreement with Landlord's Broker (a portion of which shall be payable to Tenant's Broker pursuant to the terms of a separate written agreement between Landlord's Broker and Tenant's Broker). The provisions of this Section shall survive the expiration or earlier termination of the Lease. SECTION 9. ATTORNEYS' FEES. Each party to this Amendment shall bear its own attorneys' fees and costs incurred in connection with the discussions preceding, negotiations for and documentation of this Amendment. In the event that either party brings any suit or other proceeding with respect to the subject {2041 -01611/00872018;6}

matter or enforcement of this Amendment or the Lease, the parties acknowledge and agree that the provisions of Section 11.03 of the Existing Lease shall apply. SECTION 10. EFFECT OF HEADINGS: RECITALS: EXHIBITS. The titles or headings of the various parts or sections hereof are intended solely for convenience and are not intended and shall not be deemed to or in any way be used to modify, explain or place any construction upon any of the provisions of this Amendment. Any and all Recitals set forth at the beginning of this Amendment are true and correct and constitute a part of this Amendment as if they had been set forth as covenants herein. Exhibits, schedules, plats and riders hereto which are referred to herein are a part of this Amendment. SECTION 11. ENTIRE AGREEMENT: AMENDMENT. This Amendment taken together with the Existing Lease, together with all exhibits, schedules, riders and addenda to each, constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in this Amendment and the Existing Lease, as so amended, and no provision of the Lease as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all of the parties hereto. SECTION 12. OFAC. Landlord advises Tenant hereby that the purpose of this Section is to provide to the Landlord information and assurances to enable Landlord to comply with the law relating to OFAC. Tenant hereby represents, warrants and covenants to Landlord, either that (i) Tenant is regulated by the SEC, FINRA or the Federal Reserve (a "Regulated Entity") or (ii) neither Tenant nor any person or entity that directly or indirectly (a) controls Tenant or (b) has an ownership interest in Tenant of twenty-five percent (25%) or more, appears on the list of Specially Designated Nationals and Blocked Persons ("OFAC List") published by the Office of Foreign Assets Control ("OFAC") of the U.S. Department of the Treasury. If, in connection with the Lease, there is one or more Guarantors of Tenant's obligations under the Lease, then Tenant further represents, warrants and covenants either that (i) any such Guarantor is a Regulated Entity or (ii) neither Guarantor nor any person or entity that directly or indirectly (a) controls such Guarantor or (b) has an ownership interest in such Guarantor of twenty-five percent (25%) or more, appears on the OFAC List. Tenant covenants that during the term of the Lease to provide to Landlord information reasonably requested by Landlord including without limitation, organizational structural charts and organizational documents which Landlord may deem to be necessary ("Tenant OFAC Information") in order for Landlord to confirm Tenant's continuing compliance with the provisions of this Section. Tenant represents and warrants that the Tenant OFAC Information it has provided or to be provided to Landlord or Landlord 's Broker in connection with the execution of this Amendment is true and complete. SECTION 13. RATIFICATION. Tenant represents to Landlord that: (a) the Existing Lease is in full force and effect and has not been modified except as provided by this Amendment; (b) as of the Execution Date, there are no uncured defaults or unfulfilled obligations on the part of Landlord or Tenant; and (c) Tenant is currently in possession of the entire Premises as of the Execution Date, and neither the Premises, nor any part thereof, is occupied by any subtenant or other party other than Tenant. SECTION 14. AUTHORITY. Each party represents and warrants to the other that it has full authority and power to enter into and perform its obligations under this Amendment, that the person executing this Amendment is fully empowered to do so, and that no consent or authorization is necessary from any third party. Landlord may request that Tenant provide Landlord evidence of Tenant's authority. {2041 -01611 /00872018;6}

SECTION 15. COUNTERPARTS. This Amendment may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitute but one original of the Amendment, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Each duplicate and counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it. [SIGNATURE PAGE FOLLOWS] {2041 -01611 /00872018;6}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above. TENANT: LANDLORD: {2041-01 611 /00872018;6} GUARDANT HEAL TH, INC., a Delaware corporation Print Name: Helmy Eltoukhy Print Name: Derek Bertocci Title: Chief Financial Officer (Secretary, Assistant Secretary, CFO or Assistant Treasurer) METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation By: MetLife Investment Advisors, LLC, a Delaware limited liability company, its investment manager By: ~ -e::.--- Name: Mcc:.~A.41.. ~ Its: ~1 ~e:qjl..

{2041-01611 /00872018;6} EXHIBIT A-1 EXPANSION SPACE 2A 101 SAGINAW FLOOR PLAN

EXHIBIT A-2

EXPANSION SPACE 2B

595 PENOBSCOT FLOOR PLAN



{2041-01611/00872018;6}

EXHIBIT C EXPANSION SPACE COMMENCEMENT DATE AGREEMENT METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and GUARDANT HEALTH, INC., a Delaware corporation ("Tenant"), have entered into a certain Amendment to Lease, which Amendment is dated as of-------~ 201_ (the "Amendment"). The original Lease, as amended by the Amendment, may be referred to as the "Lease". WHEREAS, Landlord and Tenant wish to confirm and memorialize the Expansion Space __ Commencement Date as provided for in the Amendment; NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Amendment, Landlord and Tenant agree as follows: 1. Unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them in the Amendment and the Lease. 2. 3. 4. The Expansion Space _ Commencement Date, as defined in the Amendment, is The Expansion Space _ Termination Date is _______ _ Tenant hereby confirms the following: (a) that it has accepted possession of Expansion Space _ pursuant to the terms of the Amendment; (b) that the Lease is in full force and effect; and (c) that the Monthly Base Rent during the ____ is the following: 5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto. 6. The Lease (as modified by the Amendment) and this Expansion Space Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] {2041 -01611/00872018;6} -1-

TENANT: LANDLORD: {2041-01611 /00872018;6} GUARDANT HEAL TH, INC., a Delaware corporation By: _ _____________ _ Print Name: __________ _ Title: _____________ _ (Chairman of Board, President or Vice President) Date: _________ ___ _ By: ______________ _ Print Name: _____ _____ _ Title: _____________ _ (Secretary, Assistant Secretary, CFO or Assistant Treasurer) Date: __________ __ _ METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation By: _______ _______ _ Print Name: __________ _ Title: _____________ _ Date: ____________ _ -2-